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                                                                   Exhibit 10.25

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of March 17, 2000 by and between North Coast Energy, Inc., a Delaware corporation ("Borrower"), and ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation, as Agent and as a Lender (herein called "Agent"), and the other Lenders from time to time parties to the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of February 9, 1998 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section 1.2.

                  "AMENDMENT" means this Fourth Amendment to Credit Agreement.

                  "AMENDMENT DOCUMENTS" means this Amendment, the Borrower Security Agreement, the PEI Guaranty, the PEI Mortgage, and the Subordination Agreement.

                  "B&B" means Belden & Blake Corporation, an Ohio corporation.

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     "BORROWER SECURI1Y AGREEMENT" means that certain Security Agreement of even date herewith by Borrower pursuant to which Borrower grants to Agent for the benefit of Lenders a first priority lien and security interest encumbering the personal property of Borrower described therein, including but not limited to all of Borrower's rights under the Stock Purchase Agreement and all of the issued and outstanding capital stock of PEI.

"CREDIT AGREEMENT " means the Original Agreement as amended hereby.

     "NUON" means, collectively, Nuon International Projects B.V., and entity organized under the laws of the Kingdom of the Netherlands, and its Affiliates (other than Borrower and its Subsidiaries).

     "NUON LOAN" means the loan in the principal amount of $72,500,000 made by Nuon to Borrower on the date hereof.

     "NUON LOAN DOCUMENTS" means, collectively, all agreements, promissory notes, security agreements, deeds of trusts, mortgages, and all other writings of any kind and character to which Nuon or Borrower is a party which govern, secure, or are otherwise directly or indirectly related to, the Nuon Loan.

     "PEI" means Peake Energy, Inc., a Delaware corporation.

     "PEI GUARANTY" means that certain Guaranty by PEI in favor of Agent of even date herewith.

     "PEI MORTGAGE" means that certain Deed of Trust, Credit Line Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing, and Financing Statement by PEI in favor of Agent of even date herewith.

     "STOCK PURCHASE AGREEMENT" means certain Stock Purchase Agreement dated as of January 1, 2000 by and between Borrower and B&B.

     "SUBORDINATION AGREEMENT" means that certain Subordination Agreement of even date herewith by and between Borrower, Nuon, and Agent, pursuant to which Nuon subordinates (a) the payment and performance by Borrower of its obligations under the Nuon Loan Documents to the payment and performance by Borrower of the Obligations and (b) all Liens in favor of Nuon securing the Nuon Loan to all Liens in favor of Agent for the benefit of Lenders securing the Obligations.

                                   ARTICLE II.

                    AMENDMENTS TO ORIGINAL AGREEMENT; CONSENT

      Section 2.1. DEFINED TERMS. The following defined terms are hereby added to Section 1.1 of the Original Agreement:

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     "FOURTH AMENDMENT" means that certain Fourth Amendment to Credit Agreement dated as of March 17, 2000 by and between Borrower, Agent, and Lenders.

     "NUON" means, collectively, Nuon International Projects B.V., and entity organized under the laws of the Kingdom of the Netherlands, and its Affiliates (other than Borrower and its Subsidiaries).

     "SUBORDINATED NOTES" means, collectively, those two certain promissory notes attached to the Fourth Amendment as Exhibits A and B, respectively, dated as of March 17, 2000 by Borrower to the order of Nuon in the aggregate original principal amount of $72,500,000, and all promissory notes given in renewal and extension thereof.

     "SUBORDINATION AGREEMENT" means that certain Subordination Agreement dated as of March 17, 2000, as from time to time amended, supplemented, or restated, by and between Borrower, Nuon, and'Agent, pursuant to which Nuon subordinated
(a) the payment and performance by Borrower of its obligations under the Subordinated Notes to the payment and performance by Borrower of the Obligations and (b) all Liens in favor of Nuon securing the Subordinated Notes to all Liens in favor of Agent for the benefit of Lenders securing the Obligations.

      Section 2.2. INDEBTEDNESS. Section 7.1 of the Original Agreement is hereby amended by adding thereto the following subsection 7. 1(h):

          "(h) Indebtedness evidenced by the Subordinated Notes in the aggregate principal amount not to exceed $72,500,000 at any time outstanding incurred by Borrower in favor of Nuon, which has been subordinated to the Obligations pursuant to the Subordination Agreement."

      Section 2.3. Limitation ON LIENS. Section 7.2 of the Original Agreement is hereby amended by adding thereto the following subsection (f):

          "(f) Liens securing Indebtedness described in Section 7.1(h) which have been subordinated to the Liens securing the Obligations pursuant to the Subordination Agreement."

      Section 2.4. EBITDA. Section 7.13 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Section 7.13. EBITDA. At the end of any Fiscal Quarter, the ratio of
     (a) Borrower's Consolidated EBITDA to (b) Consolidated Interest Expense, for the four- Fiscal Quarter period ending with such Fiscal Quarter will not be less than 2.25 to 1."

      Section 2.5. SUBORDINATED NOTES. THE Original Agreement is hereby amended by adding to Article VII thereto the following Section 7.14:

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     "Section 7.14. SUBORDINATED NOTES. Borrower shall not make any payment of principal or interest on the Subordinated Notes in violation of the Subordination Agreement."

      Section 2.6. CONSENT. Agent and Lenders hereby (a) consent to the making of a loan by Borrower to Borrower's Chief Executive Officer in an amount not to exceed $96,000 and (b) waive any Default or Event of Default arising as a result of the making of such loan under Section 8.1(d) of the Credit Agreement.

                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

      Section 3.1. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when and only when each of the following conditions shall have been satisfied:

     (a) Agent shall have received, at Agent's office, each of the following in form, substance and date satisfactory to Agent: (i) a counterpart of each Amendment Document executed and delivered by each party thereto, (ii) a copy of the preliminary settlement statement required by the Stock Purchase Agreement,
(iii) one or more stock certificates with duly executed stock powers attached thereto evidencing all of the issued and outstanding capital stock of PEI, (iv) documents duly executed by creditors of PEI and/or B&B evidencing (A) the release of all Liens encumbering the property or capital stock of PEI and (B) the termination of all guarantees to which PEI is a party, (v) a written opinion of counsel for Borrower, dated as of the date of this Amendment, addressed to Agent, to the effect that each Amendment Document has been duly authorized, executed and delivered by each Restricted Person that is a party thereto and that the Credit Agreement and each of the other Loan Documents, as amended by the Amendment Documents, constitutes the legal, valid and binding obligations of each Restricted Person that is a party thereto, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and such other matters of Agent may require, (vi) title opinions acceptable to Agent in Agent's sole and absolute discretion with respect to the real property owned by PEI, (vii) letters addressed to Agent from counsel to Borrower and/or Nuon stating that Agent and Lenders shall be permitted to rely upon all opinion letters delivered to B&B, if any, by legal counsel to Borrower and/or Nuon pursuant to the Stock Purchase Agreement, (viii) documents similar to those specified in Sections 4.1(d)(i) and 4.1(e) of the Original Agreement with respect to PEI, and (ix) the Nuon Loan Documents.

     (b) Agent shall have received a certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in section 4.1 hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Agent shall deem necessary.

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         (c) The acquisition by Borrower of all of the issued and outstanding capital stock of PEI pursuant to the Stock Purchase Agreement and all of the transactions contemplated under the Stock Purchase Agreement shall have been consummated, in compliance with the terms and conditions thereof and all representations and warranties made by any party to the Stock Purchase Agreement shall be true and correct.

         (d) Agent shall have additionally received such other documents as Agent may reasonably request.

                                   ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES, COVENANTS

      Section 4.1. REPRESENTATIONS AND WARRANTIES OF Borrower. In order to induce Agent to enter into this Amendment, Borrower represents and warrants as of the date on which this Amendment becomes effective to Agent that:

     (a) The representations and warranties contained in Article V of the of the Original Agreement (as amended hereby) are true and correct at and as of the time of the effectiveness hereof and after giving effect to the Stock Purchase Agreement.

     (b) Each Restricted Person is duly authorized to execute and deliver each Amendment Document to which it is a party and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower is duly authorized to execute and deliver the Stock Purchase Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of each Amendment Document to which it is a party and to authorize the performance of the obligations of it hereunder and thereunder. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of the Stock Purchase Agreement and to authorize the performance of the obligations of it thereunder.

     (c) The execution and delivery by (i) Borrower of the Stock Purchase Agreement and (ii) each Restricted Person of the Amendment Documents to which it is a party, the performance by each Restricted Person of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by (i) Borrower of the Stock Purchase Agreement or (ii) each Restricted Person of the Amendment Documents to which it is a party, or to consummate the transactions contemplated hereby and thereby.

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     (d) When duly executed and delivered, each of the Stock Purchase Agreement and each Loan Document, as amended by the Amendment Documents, will be a legal and binding instrument and agreement of each Restricted Person that is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

     (e) The audited annual financial statements of Borrower dated as of March 31, 1999, and the unaudited quarterly financial statements of Borrower dated December 31, 1999 fairly present the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since December 31, 1999, no material adverse change has occurred in the financial condition or businesses of Borrower.

     (f) Each condition precedent to the effectiveness of the Stock Purchase Agreement has occurred and the acquisition by Borrower of all of the issued and outstanding capital stock of PEI pursuant to the Stock Purchase Agreement has occurred.

     (g) Each representation and warranty made by Borrower with respect to itself, PEI, and Borrower's other Subsidiaries in the Stock Purchase Agreement is true and correct at and as of the effectiveness hereof.

      Section 4.2. COVENANTS. Borrower hereby covenants (a) to promptly deliver to Agent after receipt thereof a copy of the final settlement statement required by the Stock Purchase Agreement and (b) to promptly deliver to Agent a copy of each other agreement, instrument, certificate, and writing of any kind or character executed by Borrower or B&B in connection with the Stock Purchase Agreement within fifteen (15) days after receipt of a written request therefor by Agent. Borrower agrees that its failure to comply with this section 4.2 shall constitute an Event of Default.

                                   ARTICLE V.

                                  MISCELLANEOUS

      Section 5.1. RATIFICATION OF AGREEMENTS. Each Loan Document, as amended by the Amendment Documents, is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

      Section 5.2. Survival OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the

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Loan, and shall further survive until all of the Obligations are paid in full.
All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

      Section 5.3. LOAN DOCUMENTS. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

      Section 5.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        NORTH COAST ENERGY, INC.

                                        By:  /s/ Omer Yonel
                                           -----------------------------
                                        Omer Yonel
                                        Chief Executive Officer

                                        ING (U.S.) CAPITAL LLC, as Agent
                                        and Lender

                                        By:
                                           -----------------------------
                                        Peter Y. Clinton
                                        Senior Vice President


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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        NORTH COAST ENERGY, INC.

                                        By:
                                           -----------------------------
                                        Omer Yonel
                                        Chief Executive Officer

                                        ING (U.S.) CAPITAL LLC, as Agent
                                        and Lender

                                        By:  /s/ Peter Y. Clinton
                                           -----------------------------
                                        Peter Y. Clinton
                                        Senior Vice President



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                              CONSENT AND AGREEMENT
                              ---------------------

         North Coast Operating Company (the "Company") and each of the partnerships party hereto (the "Partnerships") hereby consent to the provisions of this Amendment and the transactions contemplated herein, and agrees that the Company's and the Partnership's obligations and covenants under the Credit Agreement are unimpaired hereby and shall remain in full force and effect. Peake Energy, Inc. hereby consents to the provisions of this Amendment and the transactions contemplated herein, and agrees that its obligations and covenants under its Guaranty of even date herewith in favor of Agent are unimpaired hereby and shall remain in full force and effect.

Date: March 17, 2000

PEAKE ENERGY, INC.

 By: ________________
     Name:
     Title:

NORTH COAST OPERATING COMPANY

 BY: ________________
     Name:
     Title:

Capital Drilling Fund
1986-1 Limited Partnership

North Coast Energy/Capital 1987-1
Appalachian Private Drilling
Program L.P.

North Coast Energy/Capital 1987-2
Appalachian Private Drilling
Program L.P.

North Coast Energy/Capital 1988-1
Appalachian Private Drilling
Program L.P.

North Coast Energy/Capital 1988-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1989 Appalachian
Public Drilling Program L.P.

North Coast Energy 1990-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1990-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1990-3
Appalachian Private Drilling
Program L.P.

North Coast Energy 1991-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1991-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1991-3
Appalachian Private Drilling
Program L.P.

North Coast Energy 1992-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1992-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1992-3
Appalachian Private Drilling
Program L.P.

North Coast Energy 1993-1
Appalachian Private Drilling
Program L.P.

                                      -2-
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North Coast Energy 1993-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1993-3
Appalachian Private Drilling
Program L.P.

North Coast Energy 1994-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1994-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1994-3
Appalachian Private Drilling
Program L.P.

North Coast Energy 1995-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1995-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1996-1
Appalachian Private Drilling
Program L.P.

North Coast Energy 1996-2
Appalachian Private Drilling
Program L.P.

North Coast Energy 1997-1
Appalachian Private Drilling
Program L.P.

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North Coast Energy 1997-2
Appalachian Private Drilling
Program L.P.

By: NORTH COAST ENERGY, INC., general partner

By: /s/ Omer Yonel
    -----------------------
   Name:
   Title: